UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 11, 2017
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 11, 2017, our Annual Meeting of Shareholders was held. The matters voted upon and the results of the vote were as follows:

Proposal One: Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Stephen G. Butler	4,664,088,721	93,368,731	15,897,272	1,194,295,436
Kimberly A. Casiano	4,662,607,162	95,462,812	15,284,750	1,194,295,436
Anthony F. Earley, Jr.	4,693,866,906	64,354,896	15,132,922	1,194,295,436
Mark Fields	4,703,831,590	57,302,679	12,220,455	1,194,295,436
Edsel B. Ford II	4,533,891,266	229,076,396	10,387,062	1,194,295,436
William Clay Ford, Jr.	4,703,225,077	60,198,313	9,931,334	1,194,295,436
William W. Helman IV	4,706,878,075	50,064,580	16,412,069	1,194,295,436
Jon M. Huntsman, Jr.	4,678,547,984	79,935,070	14,871,670	1,194,295,436
William E. Kennard	4,691,479,211	65,388,305	16,487,208	1,194,295,436
John C. Lechleiter	4,693,700,487	62,898,575	16,755,662	1,194,295,436
Ellen R. Marram	4,634,283,653	123,926,714	15,144,357	1,194,295,436
John L. Thornton	4,658,464,915	99,535,477	15,354,332	1,194,295,436
Lynn M. Vojvodich	4,719,606,454	37,835,398	15,912,872	1,194,295,436
John S. Weinberg	4,703,968,316	53,469,862	15,916,546	1,194,295,436

Proposal Two: Ratification of the Selection of the Independent Registered Public Accounting Firm. A proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm to audit the books of account and other corporate records of the Company for 2017 was adopted with the votes shown:

For	Against	Abstained	Broker Non-Votes
5,858,858,315	85,640,652	23,151,193	0

Proposal Three: Relating to an Advisory Vote by Shareholders to Approve the Compensation of the Named Executives. A proposal relating to a shareholder advisory vote to approve the compensation of the Named Executives was approved with the votes shown:

For	Against	Abstained	Broker Non-Votes
4,583,982,376	166,046,243	23,326,105	1,194,295,436

Proposal Four: Relating to the Frequency of the Shareholder Advisory Vote to Approve the Compensation of the Named Executives. A proposal relating to the frequency of the shareholder advisory vote to approve the compensation of the Named Executives received a majority of the votes cast in favor of a shareholder advisory vote every 1 YEAR with the votes shown:

1 YEAR	2 YEARS	3 YEARS	Abstained	Broker Non-Votes
4,452,668,344	20,128,262	284,196,272	16,361,846	1,194,295,436

Proposal Five: Relating to Consideration of a Recapitalization Plan to Provide that All of the Company's Outstanding Stock Have One Vote Per Share. A proposal relating to consideration of a recapitalization plan to provide that all of the Company's outstanding stock have one vote per share was rejected with the votes shown:

For	Against	Abstained	Broker Non-Votes
1,688,059,491	3,055,360,847	29,934,386	1,194,295,436

Proposal Six: Relating to Disclosure of the Company’s Lobbying Activities and Expenditures. A proposal relating to disclosure of the Company’s lobbying activities and expenditures was rejected with the votes shown:

For	Against	Abstained	Broker Non-Votes
811,023,525	3,890,057,952	72,273,247	1,194,295,436

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: May 16, 2017	By:	/s/ Jerome F. Zaremba
Jerome F. Zaremba
Assistant Secretary